EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
     Pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Gordon Ellis, President and Chief Executive Officer, certify that:
1.     To my knowledge, this Annual Report on Form 10-K/A (Amendment No. 1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.     To my knowledge, the information in this Annual Report on Form 10-K/A (Amendment No. 1) fairly presents, in all material respects, the financial condition and results of operations of International Absorbents Inc. as of January 31, 2007.

/s/ GORDON ELLIS
Gordon Ellis
Date: May 11, 2007	President and Chief Executive Officer